STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Operating expenses:
Research and development expenses	$ (354)	$ (136)	$ (223)
General and administrative expenses	(1,317)	(553)	(277)
Operating loss	(1,671)	(689)	(500)
Financial expense, net	(2,162)	(590)	(328)
Loss before taxes	(3,833)	(1,279)	(828)
Tax expenses	(220)
Net loss and comprehensive loss	$ (4,053)	$ (1,279)	$ (828)
Basic and diluted net loss per share	$ (1.25)	$ (4.17)	$ (3.24)
Weighted average number of shares of ordinary share used in computing basic and diluted net loss per share	3,243,943	576,556	576,556